                                POWER OF ATTORNEY
                                -----------------
     KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below does hereby make, constitute and appoint A. William Stein as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned, (both in the undersigned's individual capacity and as an officer or member of the board of directors) to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of Digital Realty Trust, Inc. (including any amendments or supplements to any reports from schedules previously filed by such persons or entities) including any joint filing agreements, or joint filer information statements in connection therewith, with respect to any subsidiary of Digital
Realty Trust, Inc.: (i) pursuant to Sections 13(d) and 16(a) of the Securities
Exchange Act of 1934, as amended, including without limitation, Schedules 13D and 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

          SIGNATURE                                TITLE                           DATE
          ---------                                -----                           ----

/s/ Richard A. Magnuson                Executive Chairman of the Board        October 15, 2004
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Richard A. Magnuson

/s/ Michael F. Foust                   Chief Executive Officer and Director   October 24, 2004
------------------------------------
Michael F. Foust

/s/ Laurence A. Chapman                Director                               October 13, 2004
------------------------------------
Laurence A. Chapman

/s/ Ruann F. Ernst                     Director                               October 14, 2004
------------------------------------
Ruann F. Ernst, Ph.D.

/s/ Dennis E. Singleton                Director                               October 13, 2004
------------------------------------
Dennis E. Singleton

/s/ Kathleen Early Reed                Director                               October 15, 2004
------------------------------------
Kathleen Earley Reed

/s/ Scott E. Peterson                  Senior Vice President, Acquisitions    October 18, 2004
------------------------------------
Scott E. Peterson

/s/ John O. Wilson                     Executive Vice President, Technology   October 14, 2004
------------------------------------   Infrastructure
John O. Wilson